Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Westport Futures Fund L.P
     Supplement to Registration Statement on Form S-1
     File No. 333-24923

Ladies and Gentlemen:

     On Behalf of Smith Barney Westport Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated September 30, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                           Westport Futures Fund L.P.
                                 September 1997

The net asset value of the Smith Barney Westport Futures Fund L.P. was $940.68 per unit at the end of September, down 2.6% from the close of August. Profits in the financial futures markets partially offset losses incurred in the commodity markets, resulting in slightly negative performance for the month.

John W. Henry & Company (JWH), the Fund's advisor, achieved strong gains in global interest rates, largely reflecting positions in the British Long gilt, Japanese Government bond and Australian 10-year bond. These gains offset losses incurred from positions in the U.S. 30-year bond. Losses were also incurred in international stock market indices. Trading in the currency markets was unprofitable, mainly due to positions in the British pound and Swiss franc.

In the softs markets, losses were incurred from positions in coffee and sugar as both prices declined due to the expectation of a new supply from Brazil. Smaller losses were incurred from positions in the grains markets.

In the energy markets, the advisor experienced losses from positions in crude oil as prices fell due to an increase in inventory from summer lows. In the base and precious metals markets, positions in gold were unprofitable as prices rose during the month.

As we enter the fourth quarter, the advisor remains positioned across a wide variety of markets in anticipation of trends becoming more evident. In the interim, volatility and reversals can be expected.





Smith Barney Futures Management Inc.

                                  Smith Barney
                           Westport Futures Fund L.P.
                                Account Statement
                           For the Period September 1,
                           Through September 30, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized losses from trading                ($3,220,935)                (5.23)
Change in unrealized gains/losses
   from trading                               2,160,285                  3.50
                                         ---------------           -----------

                                             (1,060,650)                (1.73)

Add, Brokerage commissions
   and clearing fees ($2,279)                   354,262                  0.57
                                         ---------------           -----------

Net realized and unrealized losses           (1,414,912)                (2.30)

Interest Income                                 193,660                  0.31
                                         ---------------           -----------

                                             (1,221,252)                (1.98)
                                         ---------------           -----------

Less, Expenses:
   Management fees                              205,020                  0.33
   Other expenses                                 9,020                  0.01
                                         ---------------           -----------

                                                214,040                  0.34
                                         ---------------           -----------

Net Loss                                     (1,435,292)                (2.33)
                                                                   ===========

Additions (24,478.0880 G.P. units at
August 31, 1997 net asset value
per unit of $965.68)                         23,638,000

Additions (247.4940 L.P. units at
August 31, 1997 net asset value
per unit of $965.68)                            239,000
                                         ---------------

Increase in net assets                       22,441,708

Net assets, August 31, 1997                  38,475,895
                                         ---------------


Net assets, September 30, 1997              $60,917,603
                                         ===============

Net asset value per unit                        $934.80
                                         ===============
  ($60,917,603 / 65,166.5820 units)

Redemption value per unit (Note 1)              $940.68
                                         ===============

Note 1: For the purpose of a redemption, any accrued liability for reimburse-ment of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $934.80.
The net asset value per unit of $940.68 is reflective of charging offering and organization expenses against the initial capital of the fund and is reported for financial reporting purposes only.



To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Westport Futures Fund L.P.

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